Schedule A

List of Entities Covered by the Global Custody and Fund Accounting Agreement

Amended as of February 9, 2023

JPMorgan Institutional Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

J.P. Morgan Fleming Mutual Fund Group, Inc

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

JPMorgan Insurance Trust

JPMorgan Insurance Trust Core Bond Portfolio1

JPMorgan Insurance Trust Global Allocation Portfolio2

JPMorgan Insurance Trust Income Builder Portfolio2

JPMorgan Insurance Trust Mid Cap Value Portfolio3

JPMorgan Insurance Trust Small Cap Core Portfolio4

JPMorgan Insurance Trust U.S. Equity Portfolio5

JPMorgan Trust I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan California Municipal Money Market Fund

JPMorgan California Tax Free Bond Fund

JPMorgan Commodities Strategy Fund (liquidated August 30, 2018)

JPMorgan Corporate Bond Fund

JPMorgan Diversified Fund

JPMorgan Diversified Real Return Fund (liquidated on December 8, 2017)

JPMorgan Emerging Markets Corporate Debt Fund (liquidated on February 3, 2020)

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Strategic Debt Fund (liquidated on April 29, 2022)

JPMorgan Equity Focus Fund6

JPMorgan Equity Low Volatility Income Fund (liquidated on June 4, 2018)

JPMorgan Europe Dynamic Fund

JPMorgan Federal Money Market Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan Global Research Enhanced Index Fund (liquidated on June 29, 2020)

JPMorgan Hedged Equity Fund

JPMorgan High Yield Municipal Fund7

JPMorgan Income Builder Fund

JPMorgan Income Fund

[1]	To be liquidated and reorganized under the Lincoln Variable Insurance Products JPMorgan Core Bond Fund on or about May 1, 2023.
[2]	To be liquidated on or about April 25, 2023.
[3]	To be liquidated and reorganized under the Lincoln Variable Insurance Products JPMorgan Mid Cap Value Fund on or about May 1, 2023.
[4]	To be liquidated and reorganized under the Lincoln Variable Insurance Products JPMorgan Small Cap Core Fund on or about May 1, 2023.
[5]	To be liquidated and reorganized under the Lincoln Variable Insurance Products JPMorgan U.S. Equity Fund on or about May 1, 2023.
[6]	To be liquidated and reorganized under the JPMorgan Equity Focus ETF mid 2023.
[7]	To be liquidated and reorganized under the JPMorgan High Yield Municipal ETF mid 2023.

JPMorgan Trust I (continued)

JPMorgan Inflation Managed Bond Fund (liquidated on April 8, 2022)

JPMorgan International Advantage Fund (liquidated on February 26, 2021)

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund (liquidated)

JPMorgan International Opportunities Fund (liquidated on October 2, 2017)

JPMorgan International Focus Fund

JPMorgan International Value Fund

JPMorgan International Value SMA Fund (liquidated on June 8, 2018)

JPMorgan Managed Income Fund

JPMorgan Mid Cap Equity Fund

JPMorgan National Municipal Income Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Prime Money Market Fund

JPMorgan Research Market Neutral Fund

JPMorgan Short Duration Core Plus Fund

JPMorgan Small Cap Blend

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Sustainable Leaders Fund

JPMorgan SmartAllocation Equity Fund (liquidated on November 30, 2017)

JPMorgan SmartAllocation Income Fund (liquidated on November 30, 2017)

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

JPMorgan SmartRetirement 2060 Fund

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan SmartRetirement Blend 2060 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Systematic Alpha Fund (liquidated on June 4, 2020)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware Real Return SMA Fund (liquidated on September 20, 2019)

JPMorgan Trust I (continued)

JPMorgan Tax Free Money Market Fund

JPMorgan Total Return Fund

JPMorgan Unconstrained Debt Fund

JPMorgan U.S. Applied Data Science Value Fund

JPMorgan U.S. Dynamic Plus Fund (liquidated on March 23, 2018)

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Sustainable Leaders Fund

JPMorgan U.S. Value Fund

JPMorgan Value Advantage Fund

Security Capital U.S. Core Real Estate Securities Fund (liquidated on December 8, 2017)

JPMorgan Trust II

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan International Research Enhanced Equity Fund (liquidated June 10, 2022)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Limited Duration Bond Fund8

JPMorgan Liquid Assets Money Market Fund

JPMorgan Market Expansion Enhanced Index Fund (liquidated on May 6, 2022)

JPMorgan Mid Cap Growth Fund

JPMorgan Mortgage-Backed Securities Fund

[8]	To be liquidated and reorganized under the JPMorgan Limited Duration Bond ETF mid 2023.

JPMorgan Multi-Cap Market Neutral Fund (liquidated on March 28, 2018)

JPMorgan Municipal Money Market Fund

JPMorgan Ohio Municipal Bond Fund (liquidated on December 8, 2017)

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan SMID Cap Equity Fund

JPMorgan Sustainable Municipal Income Fund9

JPMorgan Tax Free Bond Fund

JPMorgan Treasury & Agency Fund (liquidated on December 8, 2017)

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

Undiscovered Managers Funds

JPMorgan Realty Income Fund (liquidated on May 20, 2022)

Undiscovered Managers Behavioral Value Fund

JPMorgan Trust IV

JPMorgan Core Focus SMA Fund10

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity 2 Fund

JPMorgan Hedged Equity 3 Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan International Equity Plus Fund (liquidated on October 15, 2021)

JPMorgan International Hedged Equity Fund

JPMorgan Macro Opportunities Fund (liquidated on October 13, 2022)

JPMorgan Municipal SMA Fund

JPMorgan Preferred and Income Securities Fund

JPMorgan Securities Lending Money Market Fund

JPMorgan SmartRetirement 2065 Fund

JPMorgan SmartRetirement Blend 2015 Fund11

JPMorgan SmartRetirement Blend 2065 Fund

JPMorgan SmartSpending 2020 Fund (liquidated on April 25, 2022)

JPMorgan Ultra-Short Municipal Fund

[9]	To be liquidated and reorganized under the JPMorgan Sustainable Municipal Income ETF mid 2023.
[10]	To liquidate on or about February 24, 2023.
[11]	To liquidate on or about June 26, 2023.

This Schedule A supersedes and replaces any previously executed Schedule A between the parties.

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JPMorgan Trust I

JPMorgan Trust II

Undiscovered Managers Funds

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Institutional Trust

JPMorgan Insurance Trust

JPMorgan Trust IV

By:

Name:

Title:

Date:

JPMorgan Chase Bank, N.A.

By:

Name:

Title:

Date: